AMENDMENT NO. 3 TO LOAN AND SECURITY AGREEMENT

AMENDMENT NO. 3 TO LOAN AND SECURITY AGREEMENT, dated as of October 1, 2004, by and among ICO Polymers North America, Inc., a New Jersey corporation ("Polymers North America"), and Bayshore Industrial, L.P. (formerly known as Bayshore Industrial, Inc.), a Texas limited partnership ("Bayshore L.P.", and together with Polymers North America, each individually a "Borrower" and collectively, "Borrowers"), ICO, Inc., a Texas corporation ("Parent"), ICO Polymers, Inc., a Delaware corporation ("Polymers"), Wedco Technology, Inc., a New Jersey corporation ("Wedco Tech"), Wedco Petrochemical, Inc., a Delaware corporation ("Wedco Petro") and ICO Technology, Inc., a Delaware corporation ("ICO Tech", and together with Parent, Polymers, Wedco Tech and Wedco Petro each individually an "Existing Guarantor" and collectively, "Existing Guarantors"), Bayshore Industrial GP, L.L.C., a Delaware limited liability company ("Bayshore GP LLC") and Bayshore Industrial LP, L.L.C. ("Bayshore LP LLC", and together with Bayshore GP LLC, each individually a "New Guarantor" and collectively, "New Guarantors") and ICO P&O, Inc., a Delaware corporation ("P&O"), and ICO Global Services, Inc., a Delaware corporation ("Global"), and Congress Financial Corporation (Southwest), a Texas corporation ("Lender").

W I T N E S S E T H :

WHEREAS, Lender and Borrowers have entered into financing arrangements pursuant to which Lender may make loans and advances and provide other financial accommodations to Borrowers as set forth in the Loan and Security Agreement, dated as of April 9, 2002, among Lender, Borrowers, Existing Guarantors, P&O and Global, Amendment No. 1 to Loan and Security Agreement, dated as of September 6, 2002, by and among Lender, Borrowers, Existing Guarantors, P&O and Global and Amendment No. 2 to Loan and Security Agreement, dated as of August 26, 2004, by and among Lender, Borrowers, Existing Guarantors, P&O and Global (as amended hereby and as the same may hereafter be further amended, modified, supplemented, extended, renewed, restated or replaced, the "Loan Agreement", and together with all agreements, documents and instruments at any time executed and/or delivered in connection therewith or related thereto, as from time to time amended and supplemented, collectively, the "Financing Agreements");

WHEREAS, Borrowers and Guarantors have requested that Lender agrees to certain amendments to the Loan Agreement and Lender is willing to so agree, subject to the terms and conditions contained herein; and

WHEREAS, by this Amendment No. 3, Lender, Borrowers, Guarantors and New Guarantors desire and intend to evidence such amendments.

NOW THEREFORE, in consideration of the foregoing, the mutual agreements and covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.  Definitions.

(a)  Additional Definitions. As used herein, the following terms shall have the meanings given to them below, and the Loan Agreement and the other Financing Agreements are hereby amended to include, in addition to and not in limitation of, the following definitions:

(i)  "Agreement of Limited Partnership" shall mean the Agreement of Limited Partnership of Bayshore Industrial, L.P., dated September 27, 2004, between Bayshore Industrial GP, L.L.C., as general partner, and Bayshore Industrial LP, L.L.C., as limited partner.

(ii)  "Amendment No. 3" shall mean this Amendment No. 3 to Loan and Security Agreement by and among Lender, Borrowers, Guarantors, P&O and Global, as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

(iii)  "Bayshore Conversion Documents" shall mean, collectively, the following (as the same may hereafter exist or be amended, modified, supplemented, extended, renewed, restated or replaced): (A) Agreement of Limited Partnership, (B) Plan of Conversion, (C) Certificate of Limited Partnership, and (D) all other agreements, documents and instruments relating to any of the foregoing.

(iv)  "Bayshore Inc." shall mean Bayshore Industrial, Inc., a Texas corporation, and its successors and assigns.

(v)  "Bayshore GP LLC" shall mean Bayshore Industrial GP, L.L.C., a Delaware limited liability company, and its successors and assigns.

(vi)  "Bayshore LP LLC" shall mean Bayshore Industrial LP, L.L.C., a Delaware limited liability company, and its successors and assigns.

(vii)  "Bayshore L.P." shall mean Bayshore Industrial, L.P., a Texas limited partnership, and its successors and assigns.

(viii)  "Certificate of Limited Partnership" shall mean the Certificate of Limited Partnership of Bayshore L.P.

(ix)  "Plan of Conversion" shall mean the Plan of Conversion of Bayshore Inc. into Bayshore L.P. pursuant to Section 2.15 of the Texas Revised Limited Partnership Act.

(b)  Amendments to Definitions. All references to the term "Guarantor" or "Guarantors" in the Loan Agreement or any of the other Financing Agreements and each such reference is hereby amended to include, in addition and not in limitation, each New Guarantor.

(c)  Interpretation. For purposes of this Amendment No. 3, unless otherwise defined herein, all terms used herein, including, but not limited to, those terms used and/or defined in the recitals above, shall have the respective meanings assigned to such terms in the Loan Agreement.

2.  Consent to Conversion. Subject to the terms and conditions set forth herein and notwithstanding the provisions of Sections 9.1 of the Loan Agreement, Lender hereby consents to the conversion of Bayshore Inc. into Bayshore L.P. pursuant to the Certificate of Limited Partnership and the other applicable Bayshore Conversion Documents as in effect on the date hereof (the "Bayshore Conversion").

3.  Name Change. All references in the Loan Agreement and the other Financing Agreements to the term "Bayshore Industrial, Inc." are hereby deleted and replaced with the following: "Bayshore Industrial, L.P.".

4.  Assumption of Obligations and Financing Agreements. Bayshore L.P. hereby expressly:

(a)  assumes and agrees to be directly liable to Lender for all Obligations under, contained in, or arising pursuant to the Loan Agreement or any of the other Financing Agreements applicable to Bayshore Inc. and as applied to Bayshore L.P. as a Borrower;

(b)  agrees to perform, comply with and be bound by all terms, conditions and covenants of the Loan Agreement and the other Financing Agreements applicable to Bayshore Inc. and as applied to Bayshore Inc., with the same force and effect as if Bayshore L.P. had originally executed and been an original Borrower party signatory to the Loan Agreement and the other Financing Agreements;

(c)  is deemed to make as of the date hereof, and is, in all respects, bound by all representations and warranties made by the other Borrowers to Lender set forth in the Loan Agreement or in any of the other Financing Agreements; and

(d)  agrees that Lender shall have all rights, remedies and interests, including security interests in and to the Collateral granted pursuant to the Loan Agreement and the other Financing Agreements, with respect to Bayshore L.P. and its properties and assets with the same force and effect as Lender has with respect to the other Borrowers and their assets and properties, as if Bayshore L.P. had originally executed and had been an original Borrower party signatory to the Loan Agreement and the other Financing Agreements.

5.  Acknowledgment: Each Borrower and Existing Guarantor hereby acknowledges, confirms and agrees that on the date hereof and after the consummation of the Bayshore Conversion, the security interests in and liens upon the assets and properties of each Borrower and Existing Guarantor in favor of Lender shall continue to be, and the security interests in and liens upon the assets and properties of any New Guarantor in favor of Lender shall be, valid and perfected first priority liens and security interests.

6.  Representations, Warranties and Covenants. Borrowers and Guarantors (including New Guarantors), P&O and Global, jointly and severally, represent, warrant and covenant with and to Lender as follows, which representations, warranties and covenants are continuing and shall survive the execution and delivery hereof, and the truth and accuracy of, or compliance with each, together with the representations, warranties and covenants in the other Financing Agreements, being a continuing condition of the making of Loans by Lender to Borrowers:

(a)  This Amendment No. 3 has been duly executed and delivered by each Borrower, Guarantor and New Guarantor and is in full force and effect as of the date hereof and the agreements and obligations of each Borrower, Guarantor and New Guarantor contained herein constitute legal, valid and binding obligations of each Borrower, Guarantor and New Guarantor enforceable against each of them in accordance with their respective terms.

(b)  No action of, or filing with, or consent or any governmental or public body or authority, other than the filing of UCC financing statements or a certificate of limited partnership, and no approval or consent of any other party, is or will be required to authorize, or is or will be otherwise required in connection with, the execution, delivery and performance of this Amendment No. 3.

(c)  None of the transactions contemplated by this Amendment No. 3 violate or will violate any applicable law or regulation, or do or will give rise to a default or breach under any agreement to which any Borrower, Guarantor or New Guarantor is a party or by which any property of any Borrower, Guarantor or New Guarantor is bound.

(d)  The Bayshore Conversion is valid and effective in accordance with the terms of the Bayshore Conversion Documents and the Texas Revised Limited Partnership Act and Bayshore L.P. is the new limited partnership pursuant to the Bayshore Conversion. Effective as of the date hereof, Bayshore L.P. has changed its name from "Bayshore Industrial, Inc." to "Bayshore Industrial, L.P.".

(e)  All actions and proceedings required by the Bayshore Conversion Documents and applicable law and regulation have been taken and the transactions required thereunder have been duly and validly taken and consummated.

(f)  No court of competent jurisdiction has issued any injunction, restraining order or other order which prohibits consummation of the transactions described in the Bayshore Conversion Documents and no governmental action or proceeding has been threatened or commenced seeking any injunction, restraining order or other order which seeks to void or otherwise modify the transactions described in the Bayshore Conversion Documents.

(g)  Borrowers, Guarantors and New Guarantors shall take such steps and execute and deliver, and cause to be executed and delivered, to Lender, such additional UCC financing statements, and other and further agreements, documents and instruments as Lender may require in order to more fully evidence, perfect and protect Lender's first priority security interest in the Collateral (including the Collateral of New Guarantors).

(h)  Borrowers have delivered, or caused to be delivered, to Lender, true, correct and complete copies of the Bayshore Conversion Documents.

7.  Additional Items to be Delivered. Borrowers, Guarantors and New Guarantors hereby agree that, in addition to all other terms, conditions and provisions set forth in the other Financing Agreements, Borrowers, Guarantors and New Guarantors shall deliver or cause to be delivered to Lender, true, correct and complete copies of the following items, each in form and substance satisfactory to Lender, as duly authorized executed and delivered by the parties thereto, by the date referred to below with respect to each such item:

(a)  within two (2) Business Days of the effective date of the Bayshore Conversion, (i) the Bayshore Conversion Documents, (ii) a Certificate of Limited Partners' Resolutions evidencing the adoption and subsistence of partners' resolutions approving the execution, delivery and performance by Bayshore L.P. of the agreements, documents and instruments described herein and (iii) such other further agreements, documents and instruments as Lender may reasonably request.

(b)  within three (3) Business Days of the effective date of this Amendment No. 3, a Pledge and Security Agreement by Bayshore GP LLC and Bayshore LP LLC in favor of Lender with respect to all of the partnership interests of Bayshore Industrial, L.P.

(c)  within three (3) Business Days Lender shall have received (i) a Guarantee by the New Guarantors in favor of Lender with respect to the Obligations of Polymers North America to Lender (the "Polymers North America Guarantee") and (ii) a Guarantee by the New Guarantors in favor of Lender with respect to the Obligations of Bayshore L.P. to Lender (the "Bayshore L.P. Guarantee", and together with the Polymers North America Guarantee, collectively, the "New Guarantees").

8.  Conditions Precedent. The effectiveness of the amendments contained herein shall be subject to the satisfaction of each of the following, in a manner satisfactory to Lender and its counsel:

(a)  Lender shall have received no later than October 1, 2004, this Amendment No. 3 duly authorized, executed and delivered by the parties hereto;

(b)  Lender shall have received UCC, Federal and State tax lien and judgment searches with respect to New Guarantors in all relevant jurisdictions, as determined by Lender;

(c)  Lender shall have received, in form and substance reasonably satisfactory to Lender, the New Guarantees, duly authorized, executed and delivered by each of the New Guarantors;

(d)  New Guarantors shall have authorized Lender to prepare and file such UCC financing statements and other documents and instruments which Lender has determined are necessary to perfect or continue perfecting the security interests of Lender in all of the assets now or hereafter owned by New Guarantors;

(e)  Lender shall have received a copy of the Certificate of Formation (or comparable document), and all amendments thereto, for each New Guarantor certified by the Secretary of State of its jurisdiction of formation;

(f)  no Event of Default, or event, act or condition which with notice or passage of time or both would constitute an Event of Default, shall exist or have occurred.

9.  Effect of this Amendment. Except as expressly set forth herein, no other amendments, consents, changes or modifications to the Financing Agreements are intended or implied, and in all other respects the Financing Agreements are hereby specifically ratified, restated and confirmed by all parties hereto as of the effective date hereof and Borrowers, Guarantors and New Guarantors shall not be entitled to any other or further amendment or consent by virtue of the provisions of this Amendment No. 3 or with respect to the subject matter of this Amendment No. 3. To the extent of conflict between the terms of this Amendment No. 3 and the other Financing Agreements, the terms of this Amendment No. 3 shall control. The Loan Agreement and this Amendment No. 3 shall be read and construed as one agreement.

10.  Further Assurances. The parties hereto shall execute and deliver such additional documents and take such additional action as may be necessary or desirable to effectuate the provisions and purposes of this Amendment No. 3. Without limiting any of the terms of the Loan Agreement or any of the other Financing Agreements, Lender may, at Borrowers' and Guarantors' expense, arrange for the filing of a Uniform Commercial Code ("UCC") financing statement amendment to change the name of the debtor to Bayshore Industrial, L.P., as set forth above and its corporate form from a corporation to a limited partnership. Borrowers hereby confirm that Lender is authorized to file such UCC Financing Statement Amendment or such other UCC filings in connection therewith as Lender may determine.

11.  Governing Law. The validity, interpretation and enforcement of this Amendment No. 3 and the other Financing Agreements and any dispute arising out of the relationship between the parties hereto whether in contract, tort, equity or otherwise, shall be governed by the internal laws of the State of Texas but excluding any principles of conflicts of law or other rule of law that would cause the application of the law of any jurisdiction other than the laws of the State of Texas.

12.  Binding Effect. This Amendment No. 3 shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.

13.  Headings. The headings listed herein are for convenience only and do not constitute matters to be construed in interpreting this Amendment No. 3.

14.  Counterparts. This Amendment No. 3 may be executed in any number of counterparts, but all of such counterparts shall together constitute but one and the same agreement. In making proof of this Amendment No. 3, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto. Delivery of an executed counterpart of this Amendment No. 3 by telefacsimile shall have the same force and effect as delivery of an original executed counterpart of this Amendment No. 3. Any party delivering an executed counterpart of this Amendment No. 3 by telefacsimile also shall deliver an original executed counterpart of this Amendment No. 3, but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment No. 3 as to such party or any other party.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 3 to be duly executed and delivered by their authorized officers as of the day and year first above written.

CONGRESS FINANCIAL CORPORATION (SOUTHWEST)
By:	/s/ Mark Galovic
Name: Title:	Mark Galovic First Vice President

ICO POLYMERS NORTH AMERICA, INC
By:	/s/ Jon C. Biro
Name: Title:	Jon C. Biro Chief Financial Officer

BAYSHORE INDUSTRIAL, L.P.
By:	By: Bayshore Industrial GP, L.L.C., as General Partner /s/ Steve Barkmann
Name: Title:	Steve Barkmann Sole Manager

WEDCO TECHNOLOGY, INC.
By:	/s/ Jon C. Biro
Name: Title:	Jon C. Biro Chief Financial Officer

WEDCO PETROCHEMICAL, INC.
By:	/s/ Jon C. Biro
Name: Title:	Jon C. Biro Chief Financial Officer

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AGREED:

ICO P&O, INC.
By:	/s/ Jon C. Biro
Name: Title:	Jon C. Biro Chief Financial Officer

ICO GLOBAL SERVICES, INC.
By:	/s/ Eric Parsons
Name: Title:	Eric Parsons President